UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       ___________________________________________________________________


         Date of report (Date of earliest event reported): March 8, 2005

                          OMNICORDER TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-27943                 84-1209909
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


             125 Wilbur Place, Suite 120                        11716
                  Bohemia, New York                          (Zip Code)
      (Address of principal executive offices)


       Registrant's telephone number, including area code: (631) 244-8244


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS.

ITEM 8.01     OTHER EVENTS.

         On March 9, 2005, we announced that we entered into a consulting agreement with Mark A. Fauci, our former President and Chief Executive Officer and a current member of our board of directors. The agreement, which terminates Mr. Fauci's previous employment agreement with us, provides that Mr. Fauci will perform consulting services for us for a two-year period in exchange for consulting fees and other consideration and will be nominated at our upcoming annual meeting of shareholders to continue as a board member. We agreed to pay Mr. Fauci's accrued salary under his previous employment agreement. The agreement also provides for a three-year payout schedule of our obligation to pay Mr. Fauci back pay, which had been deferred under his previous employment agreement, in the amount of $625,000. Those payments will not commence until later in 2005. Additionally, the agreement terminates the pending arbitration proceeding and includes a mutual release by the parties.

         Separately, our board of directors unanimously agreed to extend the original stock lock-up agreements entered into in September 2004 and set to expire on March 17, 2005, until December 31, 2005. Under this agreement, all board members, including Mr. Fauci, extended their commitment not to publicly sell any of their shares through the end of 2005. Further, Mr. Fauci has agreed to be bound by the same restrictions as all other board members regarding the sale of director stock through the term of his consulting agreement, whether or not he remains a member of our board of directors.

         Copies of Mr. Fauci's consulting agreement and our press release announcing that agreement and the other matters described above, including the settlement of the pending arbitration, are included as Exhibits 10.1 and 99.1 to this report, respectively, and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     10.1 Consulting Agreement, dated March 1, 2005 and executed March 8, 2005, between OmniCorder Technologies, Inc. and Mark A. Fauci.

     99.1 Press Release issued by OmniCorder Technologies, Inc. on March 9,
          2005.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OMNICORDER TECHNOLOGIES, INC.


Date: March 9, 2005                      By:/s/ Celia Schiffner
                                            ------------------------------------
                                            Celia Schiffner
                                            Controller

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

     10.1 Consulting Agreement, dated March 1, 2005 and executed as of March 8 , 2005, between OmniCorder Technologies, Inc. and Mark A. Fauci.

     99.1      Press Release issued by OmniCorder Technologies, Inc. on March 9,
               2005.

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